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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported )  April 4, 1997
                                                   -------------



                           CINCINNATI MICROWAVE, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                       0-13136                 31-0903863
 ---------------------------         -------------        --------------------
(State or other jurisdiction          (Commission          (I.R.S. Employer
    of incorporation)                 File Number)          Identification No.)

   One Microwave Plaza, Cincinnati, Ohio                    45249-9502
 ---------------------------------------                  -------------
  (Address of principal executive office)                   (Zip Code)

Registrant's telephone number, including area code         (513) 489-5400
                                                     --------------------------



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(Former name, former address and former fiscal year, if changed since last report)


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Form 8-K                                              Cincinnati Microwave, Inc.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------
and

Item 5.  Other Events
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The United States Bankruptcy Court for the Southern District of Ohio, Western
Division, approved the previously announced sale of substantially all of the assets of the Company's radar detector business and its real property to Escort Acquisition Corp. for $10.9 million plus the aggregate amount of certain interim advances. Escort Acquisition Corp. is a company owned by Matthew Coleman, a Chicago-area businessman. The parties anticipate that the transaction will close on Thursday, April 10, 1997.

The Company is continuing its efforts to find purchasers for its phone and modem businesses, and to determine whether a plan of reorganization is possible. To date, it appears that, even if the Company is able to reorganize and emerge from bankruptcy proceedings, there is little likelihood that any plan of reorganization would provide any value, or more than only minimum value, to its existing shareholders.

At the present time, the Company is unable to complete its Annual Report on Form 10-K and its quarterly reports that will be due on Form 10-Q in a timely fashion. In lieu of filing those reports with the Securities and Exchange Commission, the Company will be filing copies of the Financial Reports that it is required to file with the United States Bankruptcy Court for the Southern District of Ohio, Western Division, each month under cover of Form 8-K within ten days of filing the Financial Reports with the Bankruptcy Court. On April 4, 1997, the Company filed its Financial Reports with the Bankruptcy Court for its operations during the period ended February, 1997. The Financial Reports consist of the following: (i) Operating Statement, (ii) Balance Sheet, (iii) Summary of Operations, (iv) Monthly Cash Statement, and (iv) Statement of Compensation.


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Form 8-K                                             Cincinnati Microwave, Inc.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

(c) Exhibits.

         99(i) - Financial reports, as amended, as filed with the United States Bankruptcy Court for the Southern District of Ohio, Western Division, for the Company's operations during the period ended February 1997 (without exhibits to the Monthly Cash Statement (Form 5)).

         99(ii) - Agreement to provide omitted Schedules to Monthly Cash Statement upon request.

         99(iii) - Press release of Cincinnati Microwave, Inc. dated April 8, 1997.

                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, Cincinnati
Microwave, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 4, 1997

                                                 CINCINNATI MICROWAVE, INC.

                                              By   /s/ Kurt H. Stump
                                                --------------------------
                                                  Kurt H. Stump
                                                  Vice President and
                                                  Chief Financial Officer/
                                                  Treasurer/Secretary